Non-current assets held for sale	6 Months Ended
Jun. 30, 2021
Non-current assets held for sale
Non-current assets held for sale	Non-current assets held for sale
The detail, by nature, of Grupo Santander’s non-current assets held for sale at 30 June 2021 and 31 December 2020 is as follows presented by nature:

	EUR million
	30-06-2021	31-12-2020
Tangible assets	4,369	4,445
Of which:
Foreclosed assets	3,963	4,081
Of which: Property assets in Spain	3,370	3,485
Other tangible assets held for sale	406	364
Other assets	708	—
	5,077	4,445
On 30 June 2021, the allowance recognised for the non-current tangible assets held for sale represented the 47.4% (31 December 2020: 48.0%). The charges recorded in the first six months of 2021 and 2020 amounted to EUR 84 million and EUR 167 million, respectively, and the recoveries undergone during those periods amount to EUR 17 million and EUR 19 million, respectively.